CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     I, John C. East, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Actel Corporation on Form 10-K for the fiscal year ended January 5, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Actel Corporation.


              Date: April 4, 2003                   /s/ John C. East
                                              -----------------------------
                                                      John C. East
                                           President and Chief Executive Officer




     I, Jon A. Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Actel Corporation on Form 10-K for the fiscal year ended January 5, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Actel Corporation.


              Date: April 4, 2003                  /s/ Jon A. Anderson
                                               -----------------------------
                                                     Jon A. Anderson
                                                Vice President of Finance
                                               and Chief Financial Officer